        As filed with the Securities and Exchange Commission on August 30, 1999
                                                           Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


                                   ----------

        DELAWARE                                          94-3060271
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 244-6800
                    (Address of principal executive offices)

                        1991 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                                VAUGHN M. KAILIAN
                                    PRESIDENT
                             COR THERAPEUTICS, INC.
                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (650) 244-6800

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                   Copies to:

                              ROBERT L. JONES, ESQ.
                             JULIE M. ROBINSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                                   ----------

                                            CALCULATION OF REGISTRATION FEE
======================================================================================================
                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 TITLE OF SECURITIES     AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
  TO BE REGISTERED        REGISTERED           SHARE(1)              PRICE(1)         REGISTRATION FEE
------------------------------------------------------------------------------------------------------
Common Stock (par
value $.0001)            400,000 shares         $23.50              $9,400,000            $2,615.00
======================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on August 26, 1999 as reported on the Nasdaq National Market.

The chart below details the calculations of the registration fee:

-----------------------------------------------------------------------------------------------
                                                              OFFERING PRICE       AGGREGATE
           SECURITIES                 NUMBER OF SHARES           PER SHARE       OFFERING PRICE
-----------------------------------------------------------------------------------------------
Shares issuable pursuant to the
1991 Employee Stock Purchase
Plan                                     400,000                    $23.50        $9,400,000
-----------------------------------------------------------------------------------------------
Proposed Maximum Offering Price                                                   $9,400,000
-----------------------------------------------------------------------------------------------
Registration Fee                                                                  $ 2,615.00
-----------------------------------------------------------------------------------------------



                                       1.

             INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                     STATEMENT ON FORM S-8 NO. 333-31801 AND
                   ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR
                      ENDED DECEMBER 31, 1998 NO. 000-19290


        The contents of Registration Statement on Form S-8 No. 333-31801 filed with the Securities and Exchange Commission on July 22, 1997 and the Registrant's Annual Report for fiscal year ended December 31, 1998, filed with the Securities and Exchange Commission on March 25, 1999 No. 000-19290 are incorporated by reference herein.



                                    EXHIBITS
EXHIBIT
NUMBER

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1           Power of Attorney is contained on the signature pages.

99.1*          1991 Employee Stock Purchase Plan, as amended.


-----------------
* Incorporated by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-19290), and incorporated herein by reference.


                                       2.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on August 27, 1999.


                                       COR THERAPEUTICS, INC.




                                       By /s/ Peter S. Roddy
                                          --------------------------------------
                                              Peter S. Roddy
                                       Title: Vice President, Finance
                                              (Principal Accounting Officer)


                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vaughn M. Kailian and Laura A. Brege, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                           TITLE                               DATE
---------                           -----                               ----
    /s/ Vaughn M. Kailian           President, Chief Executive          August 27, 1999
-----------------------------       Officer and Director (Principal
    Vaughn M. Kailian               Executive Officer)

    /s/ Laura A. Brege              Senior Vice President, Finance      August 27, 1999
-----------------------------       and Chief Financial Officer
    Laura A. Brege                  (Principal Financial Officer)

    /s/ Peter S. Roddy              Vice President, Finance             August 27, 1999
-----------------------------       (Principal Accounting Officer)
    Peter S. Roddy



                                       3.

    /s/ Shaun R. Coughlin                       Director                            August 19, 1999
---------------------------------------
    Shaun R. Coughlin, M.D., Ph.D.

    /s/ James. T. Doluisio                      Director                            August 20, 1999
---------------------------------------
    James. T. Doluisio, Ph.D.

    /s/ Charles J. Homcy                        Director                            August 27, 1999
---------------------------------------
    Charles J. Homcy

                                                Director                            August ___, 1999
---------------------------------------
    Jerry T. Jackson

    /s/ Ernest Mario                            Director                            August 19, 1999
---------------------------------------
    Ernest Mario, Ph.D.

    /s/ Robert R. Momsen                        Director                            August 27, 1999
---------------------------------------
    Robert R. Momsen

    /s/ Lloyd Hollingsworth Smith, Jr.          Director                            August 19, 1999
---------------------------------------
    Lloyd Hollingsworth Smith, Jr., M.D.



                                       4.

                                  EXHIBIT INDEX


  EXHIBIT
  NUMBER                           DESCRIPTION                                  SEQUENTIAL PAGE NUMBER
   5.1         Opinion of Cooley Godward LLP.

   23.1        Consent of Ernst & Young LLP, Independent Auditors.

   23.2        Consent of Cooley Godward LLP. Reference is made to Exhibit

   24.1        Power of Attorney is contained on the signature pages.

   99.1*       1991 Employee Stock Purchase Plan, as amended.

----------------------
* Incorporated by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-19290), and incorporated herein by reference.

                                       5.